                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 25, 2001

                                TRICO BANCSHARES
                                ----------------
               (Exact name of registrant as specified in charter)

    California                       0-10661                   94-2792841
    ----------                       -------                   ----------
  (State or other                  (Commission                (IRS employer
  jurisdiction of                  file number)             identification no.)
  incorporation
 or organization)

                 63 Constitution Drive, Chico, California 95973
               (Address of principal executive offices) (Zip Code)

                                 (530) 898-0300
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

On June 25, 2001, TriCo Bancshares announced the adoption of a Shareholder Rights Plan. See Exhibits 4.1 and 99.1 attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  Exhibit No.     Exhibit

                  4.1 Rights Agreement dated as of June 25, 2001, between TriCo Bancshares and Mellon Investor Services LLC, which includes the form of Certificate of Designation of Series AA Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Rights Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Series AA Preferred Shares attached as Exhibit C thereto.

                  99              Press Release dated June 25, 2001,
                                  announcing adoption of the
                                  Rights Plan.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 26, 2001                    TRICO BANCSHARES

                                        By: /s/ Richard P. Smith
                                           ------------------------------------
                                           Richard P. Smith, President and CEO



                                     - 2 -

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                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  4.1          Rights Agreement dated as of June 25, 2001, between TriCo
               Bancshares and Mellon Investor Services LLC, which includes the form of Certificate of Designation of Series AA Junior
               Participating Preferred Stock attached as Exhibit A thereto, the
               Form of Rights Certificate attached as Exhibit B thereto, and the
               Summary of Rights to Purchase Series AA Preferred Shares attached as Exhibit C thereto.

 99            Press Release dated June 25, 2001, announcing adoption of the
               Rights Plan.